                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 15, 2005
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               Long Beach Acceptance Auto Receivables Trust 2005-B
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          Delaware                     333-122851-01             33-0660404
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(State of Other Jurisdiction     (Commission file Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)
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    One Mack Centre Drive                                           07652
     Paramus, New Jersey                                         (Zip Code)
    (Address of Principal
      Executive Offices)

Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM: 8.01. OTHER EVENTS

         Information relating to distributions to Noteholders for the October
         2005 Collection Period of the Registrant in respect of the Class A-1
         Asset Back Notes, the Class A-2 Asset Backed Notes, the Class A-3 Asset
         Backed Notes and the Class A-4 Asset Backed Notes (collectively, the
         "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to
         Noteholders pursuant to the Sale and Servicing Agreement dated as of
         October 1, 2005 between Long Beach Acceptance Auto Receivables Trust
         2005-B, as Issuer, Long Beach Acceptance Receivables Corp. as
         Transferor, Long Beach Acceptance Corp., as Originator, Servicer and
         Custodian and JPMorgan Chase Bank, National Association, as Back-up
         Servicer and Trust Collateral Agent

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits

         Exhibit No. 99.1     Servicer's Certificate for the October 2005
                              Collection Period for the November 15, 2005
                              Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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         Michael J. Pankey
         Executive Vice President and
         Chief Financial Officer

Dated:  November 15, 2005